SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  March 1, 2007
                                  -------------
                Date of Report (Date of earliest event reported)


                            FARNSWORTH BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       New Jersey                        0-24621                22-3591051
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(State or other jurisdiction          (SEC File No.)            (IRS Employer
     of incorporation)                                           Identification
                                                                   Number)

789 Farnsworth Avenue, Bordentown, NJ                               08505
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (609)298-0723
                                                    -------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | |  Written communications pursuant to Rule 425 under the Securities Act

     | |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                            FARNSWORTH BANCORP, INC.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


                            SECTION 8 - OTHER EVENTS

ITEM 8.01.  OTHER EVENTS.

     On March 1, 2007, the Registrant and Sterling Bank issued a joint press release announcing the receipt of regulatory approval for the completion of the merger and Sterling Bank's reorganization into the holding company form of ownership as a subsidiary of Sterling Banks, Inc. The press release also announced the results of elections by stockholders with respect to the receipt of cash or shares of Sterling Banks, Inc. in connection with the pending merger of the Registrant with and into Sterling Banks, Inc.. A copy of the press release is filed with this Form 8-K as Exhibit 99 and incorporated herein by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

              Exhibit 99 - Press Release dated March 1, 2007
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       FARNSWORTH BANCORP, INC.


Date: March 2, 2007                    By: /s/ Charles Alessi
                                          --------------------------------------
                                          Charles Alessi
                                          Vice President/Chief Financial Officer



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